UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 20, 2008

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

Submission of Matters to a Vote of Securities Holders

The annual meeting of shareholders of Magellan Health Services, Inc. was held on May 20, 2008.  At the meeting, (a) the four nominees of the Board of Directors (William J. McBride, Robert M. Le Blanc, Allen F. Wise, and William D. Forrest) were elected as Directors with terms expiring at the 2011 Annual Meeting of Shareholders or until their successors are duly elected; (b) the shareholders approved the 2008 Management Incentive Plan described in the Company’s Proxy Statement ; (c) the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2008 was ratified by the shareholders; and (d)  a Shareholder proposal to request that the Board of Directors take the necessary steps to declassify the Board of Directors and require annual election of directors was not presented by the proponent or a qualified representative at the meeting, and accordingly, was not voted upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: May 20, 2008	By:	/s/ Mark S. Demilio
		Name:	Mark S. Demilio
		Title:	Executive Vice President and
Chief Financial Officer